August 8, 2016 Second Quarter 2016 Earnings Conference Call

2 • Forward-Looking Statements —This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company's website at www.crawfordandcompany.com. —Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. • Revenues Before Reimbursements ("Revenues") —Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. • Segment and Consolidated Operating Earnings —Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings exclude income taxes, interest expense, amortization of customer-relationship intangible assets, goodwill impairment charges, restructuring and special charges, stock option expense, earnings or loss attributable to non-controlling interests, and certain unallocated corporate and shared costs and credits. Consolidated operating earnings is the total of segment operating earnings and certain unallocated and shared costs and credits. • Earnings Per Share —The Company's two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock than on the voting Class B Common Stock, subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of Class A Common Stock must receive the same type and amount of consideration as holders of Class B Common Stock, unless different consideration is approved by the holders of 75% of the Class A Common Stock, voting as a class. —In certain periods, the Company has paid a higher dividend on CRDA than on CRDB. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. • Non-GAAP Financial Information —For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

3 • One of the world's largest independent providers of global claims management solutions • Multiple globally recognized brand names: Crawford, Broadspire®, GCG® • Clients include multinational insurance carriers, brokers and local insurance firms as well as 200 of the Fortune® 500 GLOBAL BUSINESS SERVICES LEADER INTERNATIONAL 1 Serves the U.K., Canada, Asia Pacific, and European and Latin American markets BROADSPIRE 3 Serves large national accounts, carriers and self-insured entities U.S. SERVICES 2 Serves the United States markets GARDEN CITY GROUP 4 Provides administration for class action settlements and bankruptcy matters

4 TODAY'S AGENDA --- Welcome and Opening Comments --- Second Quarter 2016 Financial Review --- Reaffirming Guidance

5 Revenues ($ in millions) Consolidated Operating Earnings (1) ($ in millions) • Revenues for the quarter were $282.3 million, down 7% as compared with $304.4 million in the 2015 second quarter • Net income attributable to shareholders of $8.6 million, more than doubling net income of $4.1 million in the 2015 period • Second quarter operating earnings grew 35%, year over year, to $23.9 million driven by expense reduction combined with strength in U.S. Contractor Connection and Broadspire • International segment operating margins increased significantly to 9% from 1%, year over year • U.S. Services operating margins of 16% were driven by U.S. Contractor Connection • Broadspire delivered steady, consistent results • Garden City Group returned to double digit operating margins • Consolidated adjusted EBITDA(1) of $32.3 million in the 2016 quarter increasing 22% versus $26.5 million in the 2015 quarter SECOND QUARTER 2016 BUSINESS SUMMARY (1) See Appendix for non-GAAP explanation and reconciliation

6 SECOND QUARTER 2016 Financial Review

7 Unaudited ($ in thousands, except per share amounts) Three Months Ended June 30, 2016 2015 % Change Revenues Before Reimbursements $282,343 $304,398 (7)% Costs of Services Provided, Before Reimbursements 200,362 232,108 (14)% Selling, General, and Administrative Expenses 61,060 57,221 7 % Corporate Interest Expense, Net 2,523 2,042 24 % Restructuring and Special Charges 3,526 4,242 (17)% Total Costs and Expenses Before Reimbursements 267,471 295,613 (10)% Other Income 405 102 297 % Income Before Income Taxes 15,277 8,887 72 % Provision for Income Taxes 6,116 4,709 30 % Net Income 9,161 4,178 119 % Net Income Attributable to Noncontrolling Interests (534) (124) 331 % Net Income Attributable to Shareholders of Crawford & Company $8,627 $4,054 113 % Earnings Per Share - Diluted: Class A Common Stock $0.16 $0.08 100 % Class B Common Stock $0.14 $0.06 133 % Cash Dividends per Share: Class A Common Stock $0.07 $0.07 — % Class B Common Stock $0.05 $0.05 — % STATEMENT OF OPERATIONS HIGHLIGHTS

8 Revenues by Service Line ($ in millions) Cases Received by Service Line (In thousands) Operating Results (2Q 2016 v. 2Q 2015) • Revenues of $58.8 million versus $66.9 million • Operating earnings of $9.6 million versus $9.8 million • Operating earnings margin of 16.3% versus 14.7% • Cases received of 98,417 versus 100,265 Highlights • Reduction in revenues from outsourcing contract with major U.S. insurance carrier partially offset by continued growth in Contractor Connection • Revenue growth of 24% in Contractor Connection • Cost reduction initiatives helped drive margin improvement • Strong pipeline of sales opportunities being pursued U.S. Catastrophe (CAT) Adjuster Activity • CAT revenues of $11.4 million versus $21.5 million • Average CAT adjusters deployed of 382 in 2Q 2016 vs. 459 in 2Q 2015 U.S. SERVICES SEGMENT HIGHLIGHTS

9 Revenues by Geographic Region ($ in millions) Operating Results (2Q 2016 v. 2Q 2015) • Revenues of $123.2 million versus $129.5 million • Exchange rates reduced revenues by 5%, or $6.1 million • Operating earnings of $11.0 million versus $1.2 million • Operating earnings margin of 8.9% versus 0.9% • Cases received of 160,986 versus 194,931 Regional Highlights • The U.K. operating margin improvement reflected the integration of GAB Robins and expense reductions as compared to the prior year period • Canada revenues and cases decreased due to a reduction in high-frequency, low-complexity vehicle appraisals and foreign exchange rate fluctuations • Asia-Pacific, Europe and Rest of World revenues negatively impacted by foreign exchange rate fluctuations. Case volumes decreased due to exiting certain unprofitable business lines in Asia-Pacific and Latin America INTERNATIONAL SEGMENT HIGHLIGHTS International Cases Received (In thousands)

10 Revenues by Service Line ($ in millions) Broadspire Cases Received (In thousands) Operating Results (2Q 2016 v. 2Q 2015) • Revenues of $75.1 million versus $73.7 million • Operating earnings of $6.5 million versus $6.0 million • Operating earnings margin of 8.7% versus 8.1% • Cases received of 108,883 versus 110,640 Highlights • Claims and medical management revenues increased due to greater utilization and higher average case values • Increases in Casualty and Workers' Compensation cases resulting from new sales • Strong pipeline of future sales opportunities being pursued BROADSPIRE SEGMENT HIGHLIGHTS

11 Backlog ($ in millions) Operating Results (2Q 2016 v. 2Q 2015) • Revenues of $25.2 million versus $34.3 million • Operating earnings of $2.7 million versus $3.7 million • Operating earnings margin of 10.7% versus 10.8% • Backlog of $94 million versus $88 million Highlights • Deepwater Horizon class action settlement project continues to wind down • Won significant new cases, including a large mass tort involving asbestos and the Barrick Gold Securities case • Focused on improving operating margin with 500bps sequential improvement in second quarter • Continued cost reduction activities expected to gain traction in second half of 2016 GARDEN CITY GROUP SEGMENT HIGHLIGHTS Revenues ($ in millions)

12 Unaudited ($ in thousands) June 30, 2016 December 31, 2015 Change Cash and cash equivalents $59,365 $76,066 ($16,701 ) Accounts receivable, net 170,178 164,596 5,582 Unbilled revenues, net 113,027 98,659 14,368 Total receivables 283,205 263,255 19,950 Goodwill 94,681 95,616 (935) Intangible assets arising from business acquisitions, net 97,666 104,861 (7,195) Goodwill and intangible assets arising from business acquisitions 192,347 200,477 (8,130) Deferred revenues 69,072 73,144 (4,072) Pension liabilities 114,510 121,732 (7,222) Short-term borrowings and current portion of capital leases 21,128 21,917 (789) Long-term debt, less current portion 216,944 225,365 (8,421) Total debt 238,072 247,282 (9,210) Total stockholders' equity attributable to Crawford & Company 136,481 113,693 22,788 Net debt (1) 178,707 171,216 7,491 Total debt / capitalization 64% 69% (1) See Appendix for non-GAAP explanation and reconciliation BALANCE SHEET HIGHLIGHTS

13 Unaudited ($ in thousands) 2016 2015 Variance Net Income Attributable to Shareholders of Crawford & Company $ 17,257 $ 7,040 $ 10,217 Depreciation and Other Non-Cash Operating Items 23,040 23,139 (99) Unbilled and Billed Receivables Change (20,743) 1,831 (22,574) Working Capital Change 977 (12,487) 13,464 U.S. and U.K. Pension Contributions (9,072) (9,303) 231 Cash Flows from Operating Activities 11,459 10,220 1,239 Property & Equipment Purchases, net (4,588) (5,333) 745 Capitalized Software (internal and external costs) (8,749) (10,871) 2,122 Free Cash Flow (1) $ (1,878) $ (5,984) $ 4,106 For the year-to-date periods ended June 30, OPERATING AND FREE CASH FLOW (1) See Appendix for non-GAAP explanation

14 Crawford & Company is reaffirming guidance for 2016 as follows: YEAR ENDING DECEMBER 31, 2016 Low End High End Consolidated revenues before reimbursements $1.05 $1.10 billion After expected restructuring and special charges, net income attributable to shareholders of Crawford & Company $24.0 $30.0 million Diluted earnings per share--CRDA $0.48 $0.58 per share Diluted earnings per share--CRDB $0.40 $0.50 per share Consolidated operating earnings $80.0 $90.0 million Consolidated adjusted EBITDA $120.0 $130.0 million Before expected restructuring and special charges, net income attributable to shareholders of Crawford & Company on a non-GAAP basis $36.0 $42.0 million Diluted earnings per share--CRDA $0.67 $0.77 per share Diluted earnings per share--CRDB $0.59 $0.69 per share 2016 GUIDANCE The Company expects to incur restructuring and special charges in 2016 totaling $15.6 million pretax. This is comprised of approximately $5.1 million related to the Centers and $10.5 million related to previously announced restructuring plans and other special charges. As a result of restructuring charges incurred for the Centers in 2015 and 2016, the Company expects to achieve $10.7 million in savings in 2016.

15 PRIORITIES FOR 2016 Continue to exhibit cost discipline Be more client centric • Deliver customized value propositions to clients • Increase the speed of doing business enterprise wide Drive additional synergies in strategic initiatives Capitalize on cross-selling opportunities across the company Continue to create robust 2017 sales funnel • Expand client base • Develop new products

16 Appendix SECOND QUARTER 2016

17 Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings (loss). As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. The GAAP-required gross up of our revenues including these pass- through reimbursed expenses is self-evident in the accompanying reconciliation. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. The reconciliation from Cash Flows from Operating Activities is provided on slide 13. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments, and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, restructuring and special charges, income taxes, and net income or loss attributable to noncontrolling interests. APPENDIX: NON-GAAP FINANCIAL INFORMATION

18 Adjusted EBITDA Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. However, adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income with adjustments for depreciation and amortization, interest expense-net, income tax provision, restructuring and special charges, and non-cash stock-based compensation expense. Non-GAAP Adjusted Net Income and Diluted Earnings per Share Included in net income and earnings per share are restructuring and special charges, which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to others to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations. APPENDIX: NON-GAAP FINANCIAL INFORMATION (continued)

19 Quarter Ended Quarter Ended Full Year June 30, June 30, Guidance Unaudited ($ in thousands) 2016 2015 2016 * Revenues Before Reimbursements Total Revenues $ 297,669 $ 324,416 $ 1,155,000 Reimbursements (15,326) (20,018) (80,000) Revenues Before Reimbursements $ 282,343 $ 304,398 $ 1,075,000 Costs of Services Provided, Before Reimbursements Total Costs of Services $ 215,688 $ 252,126 Reimbursements (15,326) (20,018) Costs of Services Provided, Before Reimbursements $ 200,362 $ 232,108 Second Quarter Revenues, Costs of Services Provided, and Operating Earnings Quarter Ended Quarter Ended Full Year June 30, June 30, Guidance Unaudited ($ in thousands) 2016 2015 2016 * Operating Earnings: U.S. Services $ 9,579 $ 9,835 International 10,973 1,167 Broadspire 6,529 6,003 Garden City Group 2,691 3,721 Unallocated corporate and shared costs (5,889) (3,043) Consolidated Operating Earnings 23,883 17,683 $ 85,000 (Deduct) add: Net corporate interest expense (2,523) (2,042) (10,700) Stock option expense (137) (178) (500) Amortization expense (2,420) (2,334) (9,200) Restructuring and special charges (3,526) (4,242) (15,600) Income taxes (6,116) (4,709) (22,700) Net (income) loss attributable to non-controlling interests (534) (124) 700 Net Income Attributable to Shareholders of Crawford & Company $ 8,627 $ 4,054 $ 27,000 RECONCILIATION OF NON-GAAP ITEMS * Midpoints of Company's August 8, 2016 Guidance

20 RECONCILIATION OF NON-GAAP ITEMS (continued) Adjusted EBITDA Quarter Ended Quarter Ended Full Year June 30, June 30, Guidance Unaudited ($ in thousands) 2016 2015 2016 * Net income attributable to shareholders of Crawford & Company $ 8,627 $ 4,054 $ 27,000 Add: Depreciation and amortization 10,264 10,592 45,000 Stock-based compensation 1,228 876 4,000 Net corporate interest expense 2,523 2,042 10,700 Restructuring and special charges 3,526 4,242 15,600 Income taxes 6,116 4,709 22,700 Adjusted EBITDA $ 32,284 $ 26,515 $ 125,000 * Midpoints of Company's August 8, 2016 Guidance

21 RECONCILIATION OF NON-GAAP ITEMS (continued) Net Debt June 30, December 31, Unaudited ($ in thousands) 2016 2015 Net Debt Short-term borrowings $ 19,371 $ 19,958 Current installments of capital leases 1,757 1,959 Long-term debt and capital leases, less current installments 216,944 225,365 Total debt 238,072 247,282 Less: Cash and cash equivalents 59,365 76,066 Net debt $ 178,707 $ 171,216

22 RECONCILIATION OF NON-GAAP ITEMS (continued) Non-GAAP Adjusted Net Income and Diluted Earnings Per Share Three Months Ended June 30, 2016 Unaudited ($ in thousands) Income Before Taxes Income Taxes Net Income Net Income Attributable to Crawford & Company Diluted Earnings per CRDA Share Diluted Earnings per CRDB Share GAAP $ 15,277 $ (6,116) $ 9,161 $ 8,627 $ 0.16 $ 0.14 Add back: Restructuring and special charges 3,526 (1,188) 2,338 2,338 0.04 * 0.05 Non-GAAP Adjusted $ 18,803 $ (7,304) $ 10,329 $ 10,965 $ 0.20 $ 0.19 Three Months Ended June 30, 2015 Unaudited ($ in thousands) Income Before Taxes Income Taxes Net Income Net Income Attributable to Crawford & Company Diluted Earnings per CRDA Share Diluted Earnings per CRDB Share GAAP $ 8,887 $ (4,709) $ 4,178 $ 4,054 $ 0.08 $ 0.06 Add back: Restructuring and special charges 4,242 (1,145) 3,097 3,097 0.06 0.06 Non-GAAP Adjusted $ 13,129 $ (5,854) $ 7,275 $ 7,151 $ 0.14 $ 0.12 * Differences between EPS shown for CRDA and CRDB on restructuring and special charges are due to rounding